QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.5

List of Omitted Incidental Registration Rights Agreements

        1.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Gregory M. Cochran.

        2.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Larry Z. Moss.

        3.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Roger J. Juszczak.

        4.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Benjamin M. Frantz.

        5.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and William P. Whiteside.

        6.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Darrell E. Beach.

        7.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Michael C. Treadwell.

        8.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Jeffrey S. Teets.

        9.    Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Robert G. Mayhall.

        10.  Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Robert B. Williams.

        11.  Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and John F. Rasor.

        12.  Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Gilbert W. Chester.

        13.  Incidental Registration Rights Agreement dated July 26, 2002 between The Macerich Company and Robert L. Ward.

QuickLinks

  Exhibit 10.5
List of Omitted Incidental Registration Rights Agreements